      As filed with the Securities and Exchange Commission on or about
                             September 19, 1995

                                        Securities Act Registration No. 33-61545
                               Investment Company Act Registration No. 811- 7335

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [   ]
        Pre-Effective Amendment No.     1                               [ X ]
                                     ------
        Post-Effective Amendment No.                                    [   ]
                                     ------
                                   and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [   ]
        Amendment No.    1                                              [ X ]
                       -----

                        (Check appropriate box or boxes)

                        STRONG INSTITUTIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

    100 HERITAGE RESERVE
MENOMONEE FALLS, WISCONSIN                                 53051
(Address of Principal Executive Offices)                 (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 359-3400

                                THOMAS P. LEMKE
                        STRONG CAPITAL MANAGEMENT, INC.
                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                    (Name and Address of Agent for Service)

                                   Copies to:
                                SCOTT A. MOEHRKE
                              GODFREY & KAHN, S.C.
                             780 NORTH WATER STREET
                          MILWAUKEE, WISCONSIN  53202

         Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

         In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of its common stock, $.01 par value.

                        STRONG INSTITUTIONAL FUNDS, INC.

                             CROSS REFERENCE SHEET

                      FOR STRONG INSTITUTIONAL MONEY FUND

         (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                                     CAPTION OR SUBHEADING IN PROSPECTUS OR
      ITEM NO. ON FORM N-1A                          STATEMENT OF ADDITIONAL INFORMATION
      ---------------------                         --------------------------------------
 PART A - INFORMATION REQUIRED IN PROSPECTUS
 1.   Cover Page                                             Cover Page

 2.   Synopsis                                               Expenses

 3.   Condensed Financial Information                        Inapplicable

 4.   General Description of Registrant                      Investment Objective and Policies;
                                                             Implementation of Policies
                                                             and Risks; About the Fund

 5.   Management of the Fund                                 About the Fund

 5A.  Management's Discussion of Fund Performance            Inapplicable

 6.   Capital Stock and Other Securities                     About the Fund;
                                                             Additional Information

 7.   Purchase of Securities Being Offered                   How to Buy Shares,
                                                             Determining Your Share Price,
                                                             Additional Information

 8.   Redemption or Repurchase                               How to Sell Shares, Determining Your
                                                             Share Price, Additional Information

 9.   Pending Legal Proceedings                              Inapplicable

 PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
          INFORMATION
 10.  Cover Page                                             Cover page

 11.  Table of Contents                                      Table of Contents

 12.  General Information and History                        *

 13.  Investment Objectives and Policies                     Investment Restrictions; Investment
                                                             Policies and Techniques

 14.  Management of the Fund                                 Directors and
                                                             Officers of the Corporation

15.  Control Persons and Principal Holders                   Principal Shareholders; Directors
     of Securities                                           and Officers of the Corporation;
                                                             Investment Advisor and Distributor

 16.  Investment Advisory and Other Services                 Investment Advisor and Distributor; About the
                                                             Fund (in Prospectus); Custodian; Transfer Agent and
                                                             Dividend-Disbursing Agent; Independent Accountants;
                                                             Legal Counsel


                                                          CAPTION OR SUBHEADING IN PROSPECTUS OR
      ITEM NO. ON FORM N-1A                               STATEMENT OF ADDITIONAL INFORMATION
      ---------------------                              --------------------------------------

17.  Brokerage Allocation and Other Practices             Portfolio Transactions and Brokerage

18.  Capital Stock and Other Securities                   Included in Prospectus under the heading
                                                          About the Fund and in the Statement of Additional
                                                          Information under the heading Shareholder Meetings

19.  Purchase, Redemption and Pricing of Securities       Included in Prospectus under the headings:
     Being Offered                                        How to Buy Shares, Determining Your Share Price, How to
                                                          Sell Shares, Additional Information; and in the Statement of
                                                          Additional Information under the headings: Investment
                                                          Advisor and Distributor; Determination of Net Asset Value;
                                                          and Shareholder Information

20.  Tax Status                                           Included in Prospectus under the heading
                                                          About the Fund; and in the Statement of Additional
                                                          Information under the heading Taxes

21.  Underwriters                                         Investment Advisor and Distributor

22.  Calculation of Performance Data                      Performance Information

23.  Financial Statements                                 Statement of Assets and Liabilities


* Complete answer to Item is contained in Strong Institutional Money Fund's Prospectus.

                                   Prospectus

                        STRONG INSTITUTIONAL MONEY FUND


   The Strong Institutional Money Fund is a diversified, no-load series of Strong Institutional Funds, Inc., an open-end management investment company. The Strong Institutional Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk. The Fund is designed to provide access to the professional investment management services offered by Strong Capital Management, Inc., the Fund's investment advisor. Shares of the Fund are offered primarily for direct investment by investors such as corporations, pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and other institutions.



   Additional Information: This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Fund, dated September 21, 1995, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge by writing to Strong Capital Management, P.O. Box 782, Milwaukee, Wisconsin 53201-0782 or by calling (800) 733-CASH(2274).


   AN INVESTMENT IN THE STRONG INSTITUTIONAL MONEY FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-
 PROVED BY THE SECURITIES AND EXCHANGE COMMISSION
 OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-
 RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURI-
 TIES COMMISSION PASSED UPON THE ACCURACY OR
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
 THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


                         TOLL FREE: 800-733-CASH(2274)



                               September 21, 1995


                             ---------------------

                               TABLE OF CONTENTS


        EXPENSES.....................................    3
        INVESTMENT OBJECTIVE AND POLICIES............    4
        IMPLEMENTATION OF POLICIES AND RISKS.........    5
        ABOUT THE FUND...............................    9
        DETERMINING YOUR SHARE PRICE.................   12
        HOW TO BUY SHARES............................   12
        HOW TO SELL SHARES...........................   13
        ADDITIONAL INFORMATION.......................   14


                             ---------------------

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Fund, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases............. NONE
            Sales Load Imposed on Reinvested
              Dividends................................. NONE
            Deferred Sales Load......................... NONE
            Redemption Fee.............................. NONE
            Exchange Fee................................ NONE


   Purchases and redemptions may also be made through broker-dealers or financial institutions who may charge a commission or other transaction fee for their services.


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)


            Management Fee.............................. .15%
            Other Expenses.............................. .06%
            Administrative Services Fee................. NONE
            12b-1 Fees.................................. NONE
            -------------------------------------------------
            Total Operating Expenses (with waiver)...... .21%



    STRONG CAPITAL MANAGEMENT, INC., (THE "ADVISOR") VOLUNTARILY HAS AGREED TO MAINTAIN THE FUND'S TOTAL OPERATING EXPENSES AT NO MORE THAN .21%. Had the reduction of the management fee otherwise payable not been reflected in the above table, the management fee payable by the Fund would be .35% of average daily net assets, and the total operating expenses payable by the Fund would be
 .41%. The Advisor has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion without further notification. Since the Fund is new and did not commence operations until September 21, 1995, the Other Expenses have been estimated. For additional information concerning fees and expenses, see "About the Fund -- Management."


                             ---------------------

                                    EXAMPLE

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
  ----------------------------------------------------------------------------


                                                         Period (in years)
                       Fund                              1               3
Strong Institutional Money Fund                          $2              $7


----------------------------------------------------------------------------

   The Example is based on the Fund's "Total Operating Expenses", as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

                       INVESTMENT OBJECTIVE AND POLICIES


   The Fund has adopted certain fundamental investment restrictions that are designed to reduce the Fund's investment risk. A complete list of these and other operating policies are set forth in the Fund's Statement of Additional Information ("SAI"). To further guide investment activities, the Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by the Board of Directors for Strong Institutional Funds, Inc. without shareholder approval, the Fund will promptly notify shareholders of any material change in operating policies. Because of the risks inherent in all investments, there can be no assurance that the Fund will meet its objective, which is discussed below.


STRONG INSTITUTIONAL MONEY FUND


   The Fund seeks current income, a stable share price, and daily liquidity. The Fund is designed for institutional investors who are seeking a high rate of return, a stable net asset value, and convenient liquidation privileges. The Fund's minimum account size is $2,000,000.

   The Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risks. The Fund restricts its investments to instruments that meet certain maturity and quality standards

                             ---------------------
required or permitted by Rule 2a-7 under the Investment Company Act of 1940
(the "1940 Act") for money market funds. Accordingly, the Fund:
    (i)  limits its average portfolio maturity to ninety days or less;
    (ii) buys only securities with remaining maturities of thirteen months or less; and
   (iii) buys only U.S. dollar-denominated securities that present minimal credit risk and are "high quality," as described below.
   The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Advisor to be of comparable quality. The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality. (See the SAI for a description of ratings.)
   Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

                           IMPLEMENTATION OF POLICIES
                                   AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in the following securities and may employ the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Fund's SAI.

DEBT OBLIGATIONS


   TYPES OF OBLIGATIONS. The Fund may not invest in any debt obligation that does not meet the maturity and quality standards of Rule 2a-7 under the 1940 Act for money market funds. Debt obligations in which the Fund may invest include
(i) corporate debt obligations, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and


                             ---------------------
branches, and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) floating- or variable-rate debt obligations; (vi) asset-backed debt obligations; (vii) U.S. dollar denominated foreign debt obligations; (viii) U.S. government securities issued or guaranteed by the U.S. Treasury (such as bills, notes, or bonds) or by an agency or instrumentality of the U.S. government; and (ix) municipal obligations.


GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

   ASSET-BACKED DEBT OBLIGATIONS. The Fund may invest in asset-backed debt obligations. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties.

                             ---------------------

   MUNICIPAL OBLIGATIONS. The Fund may invest in municipal debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

FOREIGN SECURITIES

   The Fund may invest up to 25% of its total assets directly in foreign securities. In accordance with Rule 2a-7 under the 1940 Act, the Fund will limit its investments in foreign securities to those denominated in U.S. dollars.

   Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets, and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.

REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to any security in which it may invest. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value

                             ---------------------
always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

WHEN-ISSUED SECURITIES

   The Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.
   The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

ILLIQUID SECURITIES

   The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by the Corporation's Board of Directors.

                             ---------------------

                                 ABOUT THE FUND

MANAGEMENT

   The Board of Directors of the Fund is responsible for managing its business and affairs. The Fund has entered into an investment advisory agreement with Strong Capital Management, Inc. (the "Advisor"). Under the terms of the agreement, the Advisor manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Directors.


   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, seven of which are funding vehicles for variable insurance products. As of August 31, 1995, the Advisor had over $14 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of Strong Institutional Funds, Inc. (the "Corporation"), is the controlling shareholder of the Advisor.


   As compensation for its services, the Fund pays the Advisor a monthly management fee based on a percentage of the Fund's average daily net asset value. The annual rate is .35%. The Advisor has voluntarily agreed to waive its management fee to .15% of average daily net assets. The Advisor has no current intention to, but may in the future, discontinue or modify any of such waiver at its discretion. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.


   Except for expenses assumed by the Advisor or Strong Funds Distributors, Inc., the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution costs of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for a Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to record keeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


                             ---------------------

   PORTFOLIO MANAGER. Mr. Jay N. Mueller serves as the portfolio manager for the Fund. Mr. Mueller joined the Advisor in September 1991 as a securities analyst and portfolio manager. For four years prior to that, he was a securities analyst and portfolio manager with R. Meeder & Associates of Dublin, Ohio. Mr. Mueller received his bachelor's degree in economics in 1982 from the University of Chicago. Mr. Mueller is also a Chartered Financial Analyst. Mr. Mueller has managed the Fund since its inception in September 1995. He also manages the Strong Money Market Fund, Strong U.S. Treasury Money Fund, and Strong Heritage Money Fund.


TRANSFER AND DIVIDEND-DISBURSING AGENT


   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Fund. As compensation for these services, the Fund pays the Advisor a monthly fee based on a percentage of the Fund's average daily net asset value. The annual rate is .03%. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the advisory agreement between the Advisor and the Fund.


DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Fund.

ORGANIZATION


   SHAREHOLDER RIGHTS. The Fund is a series of Common Stock of the Corporation, a Wisconsin corporation that is authorized to issue shares of Common Stock and series and classes of series of shares of Common Stock. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions and in the residual assets of the Fund in the event of liquidation. Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business.



   SHAREHOLDER PRIVILEGES. The Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any shareholder privilege discussed in this prospectus or their use in any manner by any person or class.


                             ---------------------

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Dividends from the Fund automatically will be reinvested in additional shares of the Fund at the net asset value determined on the payment date. If you request in writing that your dividends be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.
   The policy of the Fund is to pay dividends from net investment income monthly. The Fund declares dividends on each day its net asset value is calculated. Income earned on weekends, holidays, and other days on which net asset value is not calculated is declared as a dividend on the day on which the Fund's net asset value was most recently calculated.

   TAX STATUS OF DIVIDENDS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive.
   The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. All state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations, although there are conditions to this treatment in some states. You will be notified annually of the percentage of the Fund's income that is derived from U.S. government securities.

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends paid (or deemed paid) during the year.


   SHARES SOLD. If you redeem all shares in an account at any time during a month, dividends credited to the account since the beginning of the month through the day of redemption will be paid the day after the redemption proceeds are paid.


   TAX STATUS OF THE FUND. The Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings timely distributed to its shareholders.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Fund and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax

                             ---------------------
considerations applicable to a particular investor. You are therefore urged to consult your own tax advisor.

PERFORMANCE INFORMATION

   The Fund may advertise "yield," "effective yield," "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.
   Yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net investment income over a one-year period. The Fund's yield and effective yield are measures of the net investment income per share earned by the Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by the Fund will be reinvested.
   Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.

                          DETERMINING YOUR SHARE PRICE


   The net asset value ("NAV") for the Fund is normally determined as of 12:00 noon Central Time ("CT") each day the New York Stock Exchange (the "Exchange") is open. The Fund reserves the right to change the time at which purchases and redemptions are priced if the Exchange closes at a time prior to 12:00 noon CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining NAV.

   The Fund attempts to stabilize the NAV of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. Under this method, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. THE FUND CANNOT GUARANTEE THAT ITS NET ASSET VALUE WILL ALWAYS REMAIN AT $1.00 PER SHARE.

                               HOW TO BUY SHARES

   An institutional investor may purchase shares at the net asset value next determined after an order is received in proper form. Although the Fund does

                             ---------------------
not impose any sales charge in connection with the purchase of its shares, institutions may charge their clients fees in connection with purchases for their accounts. The Fund may decline to accept your order when, in the judgment of the Advisor, it would not be in the best interests of the existing shareholders. The Fund may discontinue offering its shares at any time or in any particular state without notice to shareholders. Shares must be purchased by wire.

   An initial investment in the Fund's shares must be preceded or accompanied by a completed, signed application and the Fund's prospectus. The application should be forwarded to: Strong Institutional Investor Services, 100 Heritage Reserve, P.O. Box 782, Milwaukee, Wisconsin 53201-0782 (or fax to 414-359-3535). The original application must be on file with the Fund's transfer agent before a redemption will be processed. The Fund reserves the right to refuse any purchase at any time.


   To purchase by wire, place an order by calling 1-800-733-CASH(2274) before 12:00 noon CT. Payment by federal funds must be received by Firstar Bank Milwaukee, N.A., the Fund's agent, by 2:30 p.m. CT (3:30 EST) that day. The order is considered received when Firstar Bank Milwaukee receives the wire in good order. Federal funds should be wired as follows:



            Firstar Bank Milwaukee, N.A.


            777 East Wisconsin Avenue


            Milwaukee, WI 53202


            ABA routing number: 075000022


            Account number: 112737-090


            For Further Credit to: (insert your


            Strong Institutional Money Fund account number


            and registration)



  If wire is received:        Dividends Begin
-------------------------    ------------------
 By 2:30 p.m. CT             Same Business Day
 After 2:30 p.m. CT          Next Business Day


                               HOW TO SELL SHARES


   An institutional investor may redeem shares at the net asset value next determined after an order is received in proper form by the Fund's transfer agent. Although the Fund does not impose any sales charge in connection with the redemption of its shares, institutions may charge their clients fees in connection with redemptions for their accounts. Shares must be redeemed by wire. Wire fees are absorbed by the Fund and are a Fund expense.


   To redeem by wire, place an order by calling 1-800-733-CASH(2274) before 12:00 noon CT (1:00 EST). TO REDEEM BY TELEPHONE, THE "YES" BOX IN THE APPROPRIATE SECTION OF THE ACCOUNT APPLICATION MUST BE CHECKED.


                             ---------------------

   In accordance with the following, redemption proceeds will be wired to the bank account(s) designated on a shareholder's application. All redemption proceeds will ordinarily be wired the same or next business day, but in no event more than seven days, after receipt of a redemption request.


Redemption request received by          Redemption
   Strong Institutional Funds       proceeds ordinarily           Dividends
------------------------------    -----------------------     -----------------
By 12:00 noon CT                  Wired Same Business Day     Not earned on Day
                                                                 request is
                                                                  received
After 12:00 noon CT               Wired Next Business Day       Earned on Day
                                                                 request is
                                                                  received

WHAT YOU SHOULD KNOW ABOUT REDEEMING SHARES


   Shares may be redeemed via telephone or written instructions. The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


   You may redeem shares in writing by mailing or faxing a signature guaranteed request to Strong Institutional Funds at the address or number on the back of this prospectus.



                             ADDITIONAL INFORMATION



TELEPHONE INSTRUCTIONS



   The Fund reserves the right to refuse a telephone instruction if it believes it advisable to do so. Once you place your telephone instruction, it cannot be canceled or modified. Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if they do not follow these procedures. Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.


                             ---------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS

   To allow the Advisor to manage the Fund most effectively, investors are strongly urged to initiate all purchases and redemptions as early in the day as possible and to notify the Advisor at least one day in advance of transactions in excess of $5 million. In making advance notification of a purchase or redemption transaction, an investor must provide the Advisor with its name and account number. To protect the Fund's performance and shareholders, the Advisor discourages frequent trading in response to short-term market fluctuations.

REDEMPTIONS IN KIND


   If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing Strong with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instructions must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption.


MINIMUM INVESTMENT AND ACCOUNT BALANCE


   The minimum initial investment to establish a new account in the Fund is $2 million. Subsequent transactions may be made in any amount. If an account balance falls below $2 million due to redemption, the account may be closed and the proceeds wired to the bank account of record. An investor will be given 30 days' notice that the account will be closed unless an additional investment is made to increase the account balance to the $2 million minimum.


CERTIFICATES, STATEMENTS, AND REPORTS

   The Fund does not issue share certificates. The Fund will send investors a confirmation statement after every transaction (except a reinvestment of dividends or capital gains) on an account, and will confirm all transactions for an account on a quarterly basis. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each.

                             ---------------------

Call 1-800-733-CASH(2274) to order past statements. Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.


SIGNATURE GUARANTEES


   Investors requesting (i) a written redemption of $25,000 or more, (ii) a redemption of any amount to be sent to an address other than that on record with the Fund, (iii) a redemption payable other than to the shareholder of record,
(iv) a change in the account's registration must have their signatures guaranteed by any eligible guarantor institution, as defined by the SEC, or (v) a change or addition to a preauthorized bank address. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.


----------------------------------------------------------------------------


                     STRONG INSTITUTIONAL INVESTOR SERVICES


                                  P.O. BOX 782


                            MILWAUKEE, WI 53201-0782



                         TOLL FREE: 800-733-CASH(2274)

                            FACSIMILE: 414-359-3535

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION



                        STRONG INSTITUTIONAL MONEY FUND
                                 P.O. Box 2936


                           Milwaukee, Wisconsin 53201


                           Toll-Free:  (800) 773-2274




         Strong Institutional Money Fund (the "Fund") is a diversified series of Strong Institutional Funds, Inc. (the "Corporation"), an open-end management investment company. This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Fund, dated September 21, 1995. Requests for copies of the Prospectus should be made by writing to the Fund at P.O. Box 2936, Milwaukee, Wisconsin 53201,
Attention:  Corporate Secretary, or by calling one of the numbers listed above.












     This Statement of Additional Information is dated September 21, 1995.

                        STRONG INSTITUTIONAL MONEY FUND


TABLE OF CONTENTS                                                                          PAGE
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . .        5
     Rule 2a-7: Maturity, Quality, and Diversification Restrictions . . . . . . . . .        5
     Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
     When-Issued Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
     Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . .        7
     Variable- or Floating-Rate Securities  . . . . . . . . . . . . . . . . . . . . .        7
     Asset-Backed Debt Obligations  . . . . . . . . . . . . . . . . . . . . . . . . .        8
     Municipal Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
     Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9
     Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9
DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . . . . . . . . . .        9
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
INVESTMENT ADVISOR AND DISTRIBUTOR  . . . . . . . . . . . . . . . . . . . . . . . . .       12
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . .       13
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . . . . . . . .       15
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . .       16
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . .       17
FUND ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
PORTFOLIO MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
STATEMENT OF ASSETS AND LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . .       24
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      A-1


         No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated September 21, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

           This SAI does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

         The investment objective of the Strong Institutional Money Fund is to seek current income, a stable share price, and daily liquidity. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment limitations which cannot be changed without shareholder approval.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.       May not issue senior securities, except as permitted under the 1940
         Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. This limitation shall not limit the Fund's purchases of obligations issued by domestic banks.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

         The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Corporation without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

         In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or
         (ii) engaging in repurchase agreements.

14. Engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

         Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this SAI are not fundamental and may be changed with approval of the Fund's Board.


                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objective and Policies" and "Implementation of Policies and Risks."


RULE 2A-7: MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS


         The Fund is subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). The Fund will buy only U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

         Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

         (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.





         The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (iv) unrated (other than the type described in (iii)) but determined by the Fund's Board to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."


         The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Fund's Board to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."


         In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.



As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.


ILLIQUID SECURITIES

         The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 10% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940
Act). The Corporation's Board of Directors, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Corporation's Board of Directors has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

WHEN-ISSUED SECURITIES

         The Fund may from time to time purchase securities on a "when-issued" basis. The price of debt securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on debt securities accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by purchases of securities on a when-issued basis.

         The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

LENDING OF PORTFOLIO SECURITIES

         The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Fund does not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

VARIABLE- OR FLOATING-RATE SECURITIES

         The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

         Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, each Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Fund will be made in accordance with Rule 2a-7.

         Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Fund's Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

         The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

ASSET-BACKED DEBT OBLIGATIONS

         The Fund may invest in asset-backed debt obligations. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties.

         The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases these debt obligations at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these debt obligations at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

MUNICIPAL OBLIGATIONS

         General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of a Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.

         Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

REPURCHASE AGREEMENTS

         The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement will be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. The Fund may, under certain circumstances, deem repurchase agreements, collateralized by U.S. government securities to be investments in U.S. government securities.

BORROWING

         The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33 1/3% of its total assets, and may engage in mortgage dollar roll transactions which may be considered a form of borrowing. In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.




                  DIRECTORS AND OFFICERS OF THE CORPORATION

         Directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Each officer and director holds the same position with the following registered investment companies: Strong Advantage Fund, Inc.; Strong American Utilities Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Growth Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Money Market Fund, Inc.; Strong Opportunity Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Total Return Fund, Inc.; and Strong U.S. Treasury Money Fund, Inc. (collectively, the "Strong Funds") and Strong Special Fund II, Inc. and Strong Variable Insurance Funds, Inc.

         *Richard S. Strong (DOB 5/12/42), Chairman of the Board and Director of the Corporation.

         Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Since October 1993, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings"), and the Fund's underwriter, Strong Funds Distributors, Inc., a Wisconsin corporation and subsidiary of Holdings ("Distributor"). Since January 1994, Mr. Strong has been Chairman and a director of Institutional Reserve Development Corporation, a Wisconsin corporation and subsidiary of Holdings; and since February 1994, Mr. Strong has been a member of the Managing Boards of Fussville Real Estate Holdings L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor, and Fussville Development L.L.C. a Wisconsin Limited Liability Company and subsidiary of the Advisor, and certain of its subsidiaries. Mr. Strong has served as a director and Chairman of the Board of the Corporation since July 1995. Mr. Strong has been in the investment management business since 1967.

         Marvin E. Nevins (DOB 7/9/18), Director of the Corporation.

         Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served as a director of the Corporation since July 1995.

         Willie D. Davis (DOB 7/24/34), Director of the Corporation.

         Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served as a director of the Corporation since July 1995.

         *John Dragisic (DOB 11/26/40), Vice Chairman and Director of the Corporation.

         Mr. Dragisic has been Vice Chairman and a director of the Advisor and a director of Holdings and Distributor since July 1994. Mr. Dragisic previously served as a director of the Strong Funds between 1991 and 1994. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served as Vice Chairman and director of the Corporation since July 1995.

         Stanley Kritzik (DOB 1/9/30), Director of the Corporation.

         Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. He has served as a director of the Corporation since July 1995.

         William F. Vogt (DOB 7/19/47), Director of the Corporation.

         Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. He has served as a director of the Corporation since July 1995.

         Lawrence A. Totsky (DOB 5/6/59), C.P.A., Vice President of the Corporation.

         Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from
December 1992 to September 1994.   Mr. Totsky acted as the Advisor's Manager of
Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has been a Vice President of the Corporation since July 1995.

         Thomas P. Lemke (DOB 7/30/54), Vice President of the Corporation.

         Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has been a Vice President of the Corporation since July 1995.

         Ann E. Oglanian (DOB 12/7/61), Secretary of the Corporation.

         Ms. Oglanian has been an Associate Counsel to the Advisor since January 1992. Ms. Oglanian acted as Associate Counsel for the Chicago-based investment management firm, Kemper Financial Services, Inc., from June 1988 until December 1991. Ms. Oglanian has been the Secretary of the Corporation since July 1995.

         Ronald A. Neville (DOB 5/21/47), C.P.A., Treasurer of the Corporation.

         Mr. Neville has been the Senior Vice President and Chief Financial Officer of the Advisor since January 1995. For fourteen years prior to that, Mr. Neville worked at Twentieth Century Companies, Inc., most notably as Senior Vice President and Chief Financial Officer (1988 until December 1994). Mr. Neville received his M.B.A. in 1972 from the University of Missouri - Kansas City and his B.A. degree in Business Administration and Economics in 1969 from Drury College. Mr. Neville has been the Treasurer of the Corporation since July 1995.

         Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 3003 East Third Avenue, Denver, Colorado 80206.

         The mutual fund complex that is managed by the Advisor, which is composed of 26 open-end management investment companies consisting of 31 mutual funds, of which the Fund is a part, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each mutual fund. In addition, each disinterested director is reimbursed by the mutual funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the mutual funds receive no compensation or expense reimbursement from the mutual funds.


         As of August 30, 1995, the officers and directors of the Corporation in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.



                            PRINCIPAL SHAREHOLDERS


         As of September 12, 1995, Strong Capital Management, Inc. owned of record and beneficially 100,000 shares, representing all of the Fund's outstanding common stock.

                       INVESTMENT ADVISOR AND DISTRIBUTOR


         The Advisor to the Fund is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the Vice Chairman and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Neville is a Senior Vice President and Chief Financial Officer of the Advisor, and Ms. Oglanian is an Associate Counsel of the Advisor. A brief description of the Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Fund - Management."



         The Fund's Advisory Agreement is dated Septemer 12, 1995 and will remain in effect as to the Fund for a period of two years. The Advisory Agreement was last approved by the sole shareholder on September 12, 1995. Thereafter, the Advisory Agreement is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.


         Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's securities at its expense.

         Except for expenses assumed by the Advisor as set forth above or by the Distributor as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and quarterly financial statements mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing stock certificates; and fees for directors who are not "interested persons" of the Advisor, and its allocable share of the Corporation's expenses.


         As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rate of .35% of the Fund's average daily net assets. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the Fund, which were $87,445, were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception.



         The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed the percentage of the average net asset value of the Fund for such year. Such excess is determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the laws of the various states in which the Fund's shares are qualified for sale; or if the states in which the Fund's shares are qualified for sale impose no restrictions, the Advisor shall reimburse the Fund in the event the expenses and charges payable by the Fund in any fiscal year (as described above) exceed 2%. The most restrictive percentage limitation currently applicable to the Fund is 2.5% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets and 1.5% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of application limitations.

         On July 12, 1994, the Securities and Exchange Commission (the SEC) filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

         The staff of the U.S. Department of Labor (the "Staff") has contacted the Advisor regarding alleged cross-trading of securities between 1987 and early 1990 involving various customer accounts subject to the Employee Retirement Security Act of 1974 ("ERISA") and managed by the Advisor. The Advisor has informed the Staff of the basis for its position that the trades complied with ERISA and that, in any event, any alleged noncompliance was not the cause of any losses to the accounts. The Staff has stated that it disagrees with the Advisor's positions, although to date it has not filed any action against the Advisor. At this time, the Advisor is negotiating with the Staff regarding a possible resolution of the matter, but it cannot presently determine whether the matter will be settled or litigated or, if it is settled or litigated, how it ultimately will be resolved. However, management presently believes, based on current knowledge and the Advisor's insurance coverage, that the ultimate resolution of this matter should not have a material adverse effect on the Advisor's financial position.


         Under a Distribution Agreement dated September 12, 1995 with the Corporation (the "Distribution Agreement"), Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.


         From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of the Advisor's receipt of research services.

         Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

         Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

         From time to time, the Advisor may purchase securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

         Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

        The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons.


         The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

         The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


                                   CUSTODIAN

         As custodian of the Fund's assets, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The Fund's custodian has entered into a sub-custodial arrangement with Bankers Trust Company ("BTC") pursuant to which BTC may retain custody of certain of the Fund's dollar-denominated foreign securities. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Fund.


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT


         The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. As compensation for these services, the Fund pays the Advisor a monthly fee based on a percentage of the Fund's average daily net asset value. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.


         From time to time, the Fund, directly or indirectly through arrangements with the Advisor, may pay amounts to third parties that provide transfer agent and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.

                                     TAXES

GENERAL

         As indicated under "About the Fund - Distributions and Taxes" in the Prospectus, the Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification does not involve government supervision of the Fund's management practices or policies.

         In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions ) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward currency contracts) derived with respect to its business of investing in securities or these currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, that were held for less than three months ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year.

FOREIGN TRANSACTIONS

         Interest and dividends received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Fund maintains its accounts and calculates its income in U.S. dollars.


         The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Fund - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.



                        DETERMINATION OF NET ASSET VALUE


         As set forth in the Prospectus under the caption "Determining Your Share Price," the net asset value of the Fund will be determined as of 12:00 noon Central Time on each day the New York Stock Exchange (the "NYSE") is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

         The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Directors of the Corporation believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.



                       ADDITIONAL SHAREHOLDER INFORMATION



         The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions. The Redemption Privileges are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time.



                               FUND ORGANIZATION


         The Fund is a series of common stock of Strong Institutional Funds, Inc., a Wisconsin corporation (the "Corporation"). The Corporation was incorporated on July 1, 1994 and is authorized to issue 200,000,000,000 shares of common stock and series and classes of series of shares of common stock, with a par value of $.01 per share. The Corporation is authorized to issue 10,000,000,000 shares of common stock of the Fund. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Corporation's Articles of Incorporation provides that if additional classes of shares are issued by the Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Corporation's Board is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ.
Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive, conversion, or subscription rights. The Corporation currently has one series of common stock outstanding. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.



                              SHAREHOLDER MEETINGS

         The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

         The Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

         As described in the "About the Fund - Performance Information" section of the Fund's Prospectus, the Fund's historical performance or return may be shown in the form of "yield," "average annual total return," "total return," "cumulative total return," and "effective yield." From time to time, the Advisor agrees to waive or reduce its management fee and to absorb certain operating expenses for the Fund.

CURRENT YIELD

         The Fund's current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

EFFECTIVE YIELD

         The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +
1)(365/7) - 1.

DISTRIBUTION RATE

         The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

         The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

TOTAL RETURN

         Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

         Calculation of the Fund's cumulative total return is not subject to a standardized formula and represents the simple change in value of our investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         The Fund's performance figures are based upon historical results and do not represent future results. The Fund's shares are sold at net asset value per share. The yield for the Fund will fluctuate. While the Fund seeks to maintain a stable net asset value of $1.00, there is no assurance that the Fund will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

COMPARISONS

(1)      U.S. TREASURY BILLS, NOTES, OR BONDS
         Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)      CERTIFICATES OF DEPOSIT
         Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)      MONEY MARKET FUNDS
         Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
         From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

(5)      MORNINGSTAR, INC.
         The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute and do not represent future results.


(6)      IBC/DONOGHUE, INC.
         IBC/Donoghue, Inc. is an independently operated financial newsletter publishing firm specializing in the statistical analysis of the trends in the money market mutual fund industry. From time to time, in marketing and other fund literature,

IBC/Donoghue data may be quoted or compared to the fund's performance. IBC/Donoghue, Inc. provides current (7 and 30 day yields) and historical performance (1, 3, and 5 year returns), rankings and category averages for over 1,100 money market mutual funds.

(7)      INDEPENDENT SOURCES
         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(8)      VARIOUS BANK PRODUCTS
         The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

         With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing.
Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

(9)      INDICES
         The Fund may compare its performance to a wide variety of indices including the following:

(a)      The Consumer Price Index
(b)      Merrill Lynch 91 Day Treasury Bill Index
(c)      Merrill Lynch Government/Corporate 1-3 Year Index
(d)      IBC/Donoghue's Taxable Money Fund Average(TM)
(e)      IBC/Donoghue's Government Money Fund Average(TM)
(f)      Salomon Brothers 1-Month Treasury Bill Index
(g)      Salomon Brothers 3-Month Treasury Bill Index
(h)      Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index
(i)      Salomon Brothers 1-3 Year Treasury/Government-Sponsored/Corporate Bond
         Index
(j)      Salomon Brothers Broad Investment-Grade Bond Index
(k)      Lehman Brothers Aggregate Bond Index
(l)      Lehman Brothers 1-3 Year Government/Corporate Bond Index

         There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are noted herein. The market prices and yields of taxable and tax-exempt bonds will fluctuate.

There are important differences among the various investments included in the indices that should be considered in reviewing this information.

(10)     HISTORICAL ASSET CLASS RETURNS
         From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and backed by the full faith and credit of the U.S. Treasury.

ADDITIONAL FUND INFORMATION

(1)      DURATION

         Duration is a calculation that measures the price sensitivity of a fund to changes in interest rates. Theoretically, if a fund had a duration of 2.0, a 1% increase in interest rates would cause the prices of the bonds in the fund to decrease by approximately 2%. Conversely, a 1% decrease in interest rates would cause the prices of the bonds in the fund to increase by approximately 2%. Depending on the direction of market interest rates, a fund's duration may be shorter or longer than its average maturity.

(2)      PORTFOLIO CHARACTERISTICS

         In order to present a more complete picture of a fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3)      MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

         Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                        2
      Standard deviation = the square root of  *(x - x)
                                                  i   m
                                               ----------
                                                  n-1
where    *  = "the sum of",
         x  = each individual return during the time period,
          i
         x  = the average return over the time period, and
          m
         n  = the number of individual returns during the time period.

         Statistics may also be used to discuss a fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

         Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.


                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

         The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery. Through its commitment to excellence, the Advisor intends to benefit investors and to encourage them to think of Strong Funds as their mutual fund family.

         The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

         Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

         These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

    1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

    2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

    3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

    4. Invest regularly. Investing is a process, not a one-time event. Make a habit of investing. And make it easy for yourself with an "automatic investment plan." This popular strategy not only helps you manage investment risk, it also ensures you "pay yourself first" on a regular basis.

    5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

    6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

    7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

    8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.


                              PORTFOLIO MANAGEMENT

         Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

         The Advisor believes that actively managing the Fund's portfolio and adjusting the average portfolio maturity according to the Advisor's interest rate outlook is the best way to achieve the Fund's objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches.

                                 LEGAL COUNSEL

         Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Fund.


                            INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholder
Strong Institutional Funds, Inc. -
    Strong Institutional Money Fund

We have audited the accompanying statement of assets and liabilities of Strong Institutional Funds, Inc. - Strong Institutional Money Fund as of September 13, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.


In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Strong Institutional Funds, Inc. - Strong Institutional Money Fund as of September 13, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
September 13, 1995

                      STATEMENT OF ASSETS AND LIABILITIES

STRONG INSTITUTIONAL FUNDS, INC. -
    STRONG INSTITUTIONAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 13, 1995

ASSETS:
     Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $100,000
     Deferred organizational costs (Note 2) . . . . . . . . . . . . . . . . . . . . . . . .          87,445
                                                                                                   --------
             TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         187,445

LIABILITIES:
     Due to Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          87,445
                                                                                                   --------

NET ASSETS:
     Net assets applicable to 100,000 issued and outstanding shares of $.01 par value
     Common Stock; authorized ten billion shares  . . . . . . . . . . . . . . . . . . . . .        $100,000
                                                                                                   ========

NET ASSET VALUE:
     Net asset value, redemption price and offering price per share ($100,000/100,000)  . .        $   1.00
                                                                                                   ========

------------------------------------
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
1. Strong Institutional Funds, Inc. (the "Corporation") was incorporated in the State of Wisconsin; 100,000 shares of Common Stock of Strong Institutional Funds, Inc. - Strong Institutional Money Fund (the "Fund") were issued to Strong Capital Management, Inc. (the "Advisor"). The Corporation may establish multiple series; currently one series has been established.
2. Costs incurred by the Fund in connection with its organization and public offering of shares, estimated at $87,445, are deferred and will be amortized over a period of not more than five years beginning with the date of sales of shares to the public. These costs were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months. The proceeds of any redemption of the initial shares by any holder thereof will be reduced by any unamortized deferred organizational costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

                                    APPENDIX

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         STANDARD & POOR'S NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

         The note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay interest and principal, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

                        MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              MOODY'S NOTE RATINGS

         MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

         F-2 (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

         F-3 (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D (Default) Issues assigned this rating are in actual or imminent payment default.

         LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which as defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


     Rating Scale:   Definition

          Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                          Good Grade

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
                          Risk factors are small.

                          Satisfactory Grade

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                          Non-investment Grade

         Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                          Default


         Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                        STRONG INSTITUTIONAL FUNDS, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a) Financial Statements for Strong Institutional Money Fund (all included in Part B)

                 Report of Independent Accountants
                 Statement of Assets and Liabilities

         (b)     Exhibits

                 (1)      Amended and Restated Articles of Incorporation
                 (2)      Bylaws
                 (3)      Inapplicable
                 (4)      Specimen Stock Certificate
                 (5)      Investment Advisory Agreement
                 (6)      Distribution Agreement
                 (7)      Inapplicable
                 (8)      Custody Agreement
                 (9)      Shareholder Servicing Agent Agreement
                 (10)     Opinion of Counsel
                 (11)     Consent of Auditor
                 (12)     Inapplicable
                 (13)     Subscription Agreement
                 (14)     Inapplicable
                 (15)     Inapplicable
                 (16)     Inapplicable
                 (17)     Inapplicable
                 (18)     Power of Attorney

Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities

                                                  Number of Record Holders
                Title of Class                    as of September 15, 1995
                --------------                    ------------------------
           Common Stock, $.01 par value

               Strong Institutional Money Fund                 1

Item 27.  Indemnification

         Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Surplus Lines Insurance Company and First State Insurance Company in the aggregate amount of $10,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                 SECTION 7.01. Mandatory Indemnification. The corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                 SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                 SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                 SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.  Business and Other Connections of Investment Advisor

         The information contained under "About the Fund - Management" in the Prospectus and under "Directors and Officers of the Corporation" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

         (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong American Utilities Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Growth Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Money Market Fund, Inc.; Strong Opportunity Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; Strong U.S. Treasury Money Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b) The information contained under "About the Fund - Management" in the Prospectus and under "Directors and Officers of the Corporation" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         (c)  Inapplicable

Item 30.  Location of Accounts and Records

         All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ronald A. Neville, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  Management Services

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings

         (a)  Inapplicable.

         (b) Registrant undertakes to file a post-effective amendment to this Registration Statement within four to six months of the effective date of this Registration Statement which will contain financial statements (which need not be certified) as of and for the time period reasonably close or as soon as practicable to the date of such post-effective amendment.

         (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 15th day of September, 1995.

                                        STRONG INSTITUTIONAL FUNDS, INC.
                                                   (Registrant)


                                        BY:      /s/ John Dragisic
                                           ------------------------------------
                                                 John Dragisic, Vice Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

                  NAME                                      TITLE                                DATE
                  ----                                      -----                                ----
                                              Vice Chairman of the Board (Principal
   /s/ John Dragisic                          Executive Officer)                           September 15, 1995
   -------------------------------
   John Dragisic

                                              Treasurer (Principal Financial and
   /s/ Ronald A. Neville                      Accounting Officer)                          September 15, 1995
   -------------------------------
   Ronald A. Neville


   /s/ Richard S. Strong                      Chairman of the Board and a Director         September 15, 1995
   -------------------------------
   Richard S. Strong


   -------------------------------            Director                                     September 15, 1995
   Marvin E. Nevins*


   -------------------------------            Director                                     September 15, 1995
   Willie D. Davis*


   -------------------------------            Director                                     September 15, 1995
   William F. Vogt*


   -------------------------------            Director                                     September 15, 1995
   Stanley Kritzik*


* Ann E. Oglanian signs this document pursuant to powers of attorney filed with the Registration Statement of Registrant filed on or about August 3, 1995.

                                             By:       /s/ Ann E. Oglanian
                                                --------------------------
                                                       Ann E. Oglanian

                                 EXHIBIT INDEX

                                                                                    EDGAR
  Exhibit No.                         Exhibit                                       Exhibit No.
  -----------                         -------                                       -----------
 (1)             Amended and Restated Articles of Incorporation                     EX-99.B1(1)

 (2)             Bylaws                                                             EX-99.B2(1)

 (3)             Inapplicable

 (4)             Specimen Stock Certificate                                         EX-99.B4(1)

 (5)             Investment Advisory Agreement                                      EX-99.B5(1)

 (6)             Distribution Agreement                                             EX-99.B6(1)

 (7)             Inapplicable

 (8)             Custody Agreement                                                  EX-99.B8(1)

 (9)             Shareholder Servicing Agent Agreement                              EX-99.B9

 (10)            Opinion of Counsel                                                 EX-99.B10

 (11)            Consent of Auditor                                                 EX-99.B11

 (12)            Inapplicable

 (13)            Subscription Agreement                                             EX-99.B13(1)

 (14)            Inapplicable

 (15)            Inapplicable

 (16)            Inapplicable

 (17)            Inapplicable

 (18)            Power of Attorney                                                  EX-99.B18(1)
--------------------

(1) Incorporated herein by reference to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 1995.